SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  December 1, 2005


                                 CANEUM, INC.
              (Exact Name of Registrant as Specified in Charter)


           NEVADA                   000-30874             33-0916900
(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)       Identification No.)


170 Newport Center Drive, Suite 220, Newport Beach, CA      92660
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02 Unregistered Sales of Equity Securities

  * On October 1, 2005 we initiated an offering of up to 2,000,000 shares of common stock for gross proceeds of $1,500,000. Each investor also received stock purchase warrants at a rate of 50% of the shares purchased. The warrants are exercisable through

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     December 31, 2012, at $1.00 with certain incentive discounts to the exercise price available through December 31, 2009. These shares were sold without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of
     Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. The final investor was:

                              Number         Number
          Name                of Shares      of Warrants    Amount
          ----                ---------      -----------    ------
          Luan Dang           66,667         33,333         $50,000

     The investor was an accredited investor as defined in Rule 501 of Regulation D at the time of the purchase. The investor delivered appropriate investment representations with respect to the purchase of the shares and consented to the imposition of restrictive legends upon the certificates evidencing such shares and warrants. The investor represented that he had not purchased the shares as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. The investor also represented that he had received a term sheet describing the offering and had received copies of, or had access to, all of the reports made by us with the Securities and Exchange Commission. The investor further represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction. No underwriting discounts or commissions were paid in connection with the sale of these shares.

  * Pursuant to the terms of the Consulting Agreement with Robert Mitro, we issued 7,246 shares of common stock for services provided in the month of November, we issued 5,741 shares of common stock for services provided in the month of December, and we issued 5,155 shares of common stock for services provided in the month of January. The shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Mitro was an accredited investor as defined in Rule 501 of Regulation D at the time of each issuance. Mr. Mitro delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificate evidencing such shares. He represented that he had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. He represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the stock issuance. No underwriting discounts or commissions were paid in connection with the transaction.

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

  * On November 16, 2005, our compensation committee granted shares to the following officers and/or directors as annual performance bonuses for services rendered in relation to their employment with the Company pursuant to the terms and conditions of their employment agreements:
                                        Number
               Name                     of Shares
               ----                     ---------
               Alan S. Knitowski        76,056
               Sukhbir S. Mudan         59,155
               Gary D. Allhusen         60,000

     The shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Each investor was an accredited investor as defined in Rule 501 of Regulation D at the time of grant. The investors delivered appropriate investment representations with respect to the acquisition of the shares and consented to the imposition of restrictive legends upon the certificates evidencing such shares. The investors represented that they had not purchased the shares as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.
     The investors also represented that they had had access to, all of the reports made by us with the Securities and Exchange Commission. The investors further represented that they had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction. No underwriting discounts or commissions were paid in connection with the sale of these shares.

  * On November 16, 2005 we granted options to Andrew Miller to purchase a total of 150,000 shares at $0.71 per share for his annual performance bonus for services rendered and as part of his promotion to VP. These options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or
     Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.
     Mr. Miller was an accredited investor as defined in Rule 501 of Regulation D at the time of the granting. He delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the documents evidencing the options. He represented that he had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.
     Mr. Miller represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the grants. No underwriting discounts or commissions were paid in connection with the grant.

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

  * On December 1, 2005, Alan S. Knitowski exercised 275,000 of his vested options. Proceeds to the company were $151,250. The shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of
     Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Knitowski was an accredited investor as defined in Rule 501 of Regulation D at the time of the exercise. He delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the documents evidencing the shares. He represented that he had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Mr. Knitowski represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the exercise. No underwriting discounts or commissions were paid in connection with the issuance.

  * On December 30, 2005 we granted 40,000 shares and options to purchase a total of 50,000 shares at $0.85 per share to Roger Goulette for his acceptance onto our advisory board and agreement to act as its chairman. These shares and options were granted without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Goulette was an accredited investor as defined in Rule 501 of Regulation D at the time of the granting. He delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the documents evidencing the shares and options. He represented that he had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Mr. Goulette represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the grants. No underwriting discounts or commissions were paid in connection with the grants.

  * On January 2, 2006 we initiated an offering of up to 1,700,000 shares of common stock for gross proceeds of $1,275,000. Each investor will also receive stock purchase warrants at a rate of 50% of the shares purchased. The warrants are exercisable through March 31, 2013 at $1.00 with certain incentive discounts to the exercise price available through March 31, 2010. These shares were sold without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. The initial investors are:

                                   Number         Number
          Name                     of Shares      of Warrants    Amount
          ----                     ---------      -----------    ------
          Knitowski Family Trust   333,333        166,667        $250,000
          Khai Trinh                33,338         16,669         $25,004

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

     The investors were accredited investors as defined in Rule 501 of Regulation D at the time of the purchase. The investors delivered appropriate investment representations with respect to the purchase of the shares and consented to the imposition of restrictive legends upon the certificates evidencing such shares and warrants. The investors represented that they had not purchased the shares as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. The investors also represented that they had received a term sheet describing the offering and had received copies of, or had access to, all of the reports made by us with the Securities and Exchange Commission. The investors further represented that they had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction. No underwriting discounts or commissions were paid in connection with the sale of these shares.

  * On January 30, 2006, Sukhbir S. Mudan exercised 45,454 of his vested options. Proceeds to the company were $25,000. The shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of
     Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Mudan was an accredited investor as defined in Rule 501 of Regulation D at the time of the exercise. He delivered appropriate investment representations with respect to this issuance and consented to the imposition of restrictive legends upon the documents evidencing the shares. He represented that he had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Mr. Mudan represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the exercise. No underwriting discounts or commissions were paid in connection with the issuance.

  * On January 30, 2006, Avtar S. Ranshi exercised 45,000 of his vested options. Proceeds to the company were $22,500. The shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of
     Section 4(6) and/or Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. Mr. Ranshi was an accredited investor as defined in Rule 501 of Regulation D at the time of exercise. He delivered appropriate investment representations with respect to this exercise and consented to the imposition of restrictive legends upon the documents evidencing the shares. He represented that he had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Mr. Ranshi represented that he had been afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the exercise. No underwriting discounts or commissions were paid in connection with the issuance.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Caneum, Inc.

Date:  February 17, 2006                By /s/ Sukhbir S.  Mudan
                                           Sukhbir S. Mudan, President



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